MEDJET INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JUNE 23, 2000 AND

                                 PROXY STATEMENT

                                                                    MAY 10, 2000

                                   MEDJET INC.

                           1090 KING GEORGES POST ROAD

                                    SUITE 301

                            EDISON, NEW JERSEY 08837

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 23, 2000
                             -----------------------


To the Stockholders of Medjet Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of Medjet Inc., a Delaware corporation (the "Company"), will be held on Friday, June 23, 2000, at Temple Beth-El Mekor Chayim, 338 Walnut Avenue, Cranford, New Jersey 07016 (telephone 908-276-9231) at 9:30 A.M., local time, for the following purposes:

1. To elect five directors to hold office until the 2001 Annual Meeting of Stockholders; and

2. To transact such other business as may properly be presented at the Annual Meeting and at any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 26, 2000 as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available during regular business hours at the Company's headquarters for the ten days before the Annual Meeting, for inspection by any stockholder for any purpose germane to the meeting. To ensure that your shares will be represented at the Annual Meeting, please mark and sign the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend the Annual Meeting.

                                           By Order of the Board of Directors,


                                           Thomas M. Handschiegel
                                           SECRETARY

Edison, New Jersey
May 10, 2000

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.


                                   MEDJET INC.

                           1090 KING GEORGES POST ROAD

                                    SUITE 301

                            EDISON, NEW JERSEY 08837

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------


This Proxy Statement is being furnished to stockholders of Medjet Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") from holders of the outstanding shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and from holders of the outstanding shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, June 23, 2000, at Temple Beth-El Mekor Chayim, 338 Walnut Avenue, Cranford, New Jersey 07016 (telephone 908-276-9231) at 9:30 A.M., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

Only holders of record of Common Stock and Series B Preferred Stock (the "stockholders") as of the close of business on April 26, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date, the Company had 3,901,431 shares of Common Stock issued and outstanding held by approximately 54 stockholders of record and 10,400 shares of Series B Preferred Stock issued and outstanding held by seven stockholders of record. Holders of Common Stock are entitled to one vote on each matter to be considered and voted upon at the Annual Meeting for each share of Common Stock held of record as of the Record Date. Holders of Series B Preferred Stock are entitled with respect to each matter to be considered and voted upon at the Annual Meeting to cast the number of votes equal to the number of shares of Common Stock into which such Series B Preferred shares can be converted. Each share of Series B Preferred Stock currently is convertible into 100 shares of Common Stock. Stockholders may not cumulate their votes for the election of directors. Shares represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SHARES REPRESENTED BY PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE COMPANY OF THE FIVE

NOMINEES NAMED BELOW TO SERVE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS, AND, IN THE DISCRETION OF THE PROXYHOLDERS, AS TO ANY OTHER MATTER WHICH MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING. This Proxy Statement and the accompanying proxy card are being mailed to Company stockholders beginning on or about May 10, 2000.

Any stockholder who returns the accompanying proxy may revoke it prior to its use. A proxy can be revoked: (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke the proxy. All written notices of revocation of proxies should be addressed to the Company's offices, Attention: Corporate Secretary.

Any stockholder wishing to name as his or her proxy someone other than those designated on the enclosed proxy card may do so by crossing out the names of the two designated proxyholders and inserting the name(s) of the person(s) he or she wishes to have act as his or her proxy. No more than two persons should be so designated. In such a case, it will be necessary that the proxy be delivered by the stockholder to the person(s) named and that such person(s) named be present and vote at the Annual Meeting. Proxy cards on which other proxyholders have been named should not be mailed to the Company.

The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares entitled to receive notice of and to vote at the Annual Meeting will be necessary to constitute a quorum for the transaction of business. Abstentions and so-called broker "non-votes" will be counted for purposes of determining the presence of a quorum, but will have no effect upon the outcome of the election of directors.

The Company's principal executive offices are located at 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837. The telephone number of the Company at such office is (732) 738-3990.

                        PROPOSAL - ELECTION OF DIRECTORS

Unless a stockholder specifies otherwise, each returned proxy card will be voted "FOR" the election to the Board of the five nominees named below. Each of the nominees has consented to being named as a nominee for director and agreed to serve if elected. Each nominee, if elected, would serve until his successor is elected and qualified. If any nominee is unavailable for election at the time of the Annual Meeting, the proxyholders will exercise their discretionary authority to vote for substitutes, unless the Board chooses instead to reduce the number of directors. The Company is not aware of any circumstances that would render any nominee unavailable. All nominees are currently serving on the Board. The ages of the nominees are given as of April 30, 2000.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

     o EUGENE I. GORDON, PH.D., age 69, is the founder and Chief Executive Officer of the Company and has been a Director and Chairman of the Board since the Company's inception in December 1993. Dr. Gordon is an inventor of the Company's hydro-epithelial keratoplasty ("HEK"), hydro-therapeutic keratoplasty ("HTK") and hydro-refractive keratoplasty ("HRK") keratome technology. From 1987 to 1988, Dr. Gordon served as Senior Vice President and Director of the Research Laboratories for Hughes Aircraft Co. He joined ATT Bell Laboratories in 1957 and retired in 1983 as Laboratory Director. Dr. Gordon has served as an adjunct professor in the department of Ophthalmology at the University of Medicine and Dentistry of New Jersey since 1994, and was a professor in the Department of Electrical and Computer Engineering at the New Jersey Institute of Technology from 1990 to 1994.

     o EDWARD E. DAVID, JR, SC.D., age 75, has been a director of the Company since June 1998. Dr. David has been a business consultant specializing in research, technology and innovation management and development since 1986 and is President of Edward E. David, Inc. and Principal and Vice President of The Washington Advisory Group, LLC, a consulting and advisory service for industry, academia, and governments. From 1977 to 1986, Dr. David served as President of Exxon Research and Engineering, where he directed research, development, engineering and technical services activities. From 1970 to 1973, Dr. David served as the Science Advisor to the President of the United States and as the Director of the White House Office of Science and Technology. Dr. David currently serves on the boards of Aquasearch, Inc., Intermagnetics General Corporation, InterVU, Inc., Protein Polymer Technologies Inc. and Spacehab, Inc., each of which is publicly-traded.

     o WILLIAM C. HITTINGER, age 77, has been a director of the Company since July 1999. Mr. Hittinger has been a business consultant since retiring in 1986 as an Executive Vice President of RCA Corporation. While at RCA, Mr. Hittinger's responsibilities included corporate technology, patents, licensing, international business and marketing development, and corporate technology planning. Prior to joining RCA in 1970, Mr. Hittinger was President of General Instrument Corp. Mr. Hittinger has previously served as a director of UNC Inc., Biotechnic International Inc., Stabler Companies, Bethlehem Steel Corp., Thomas and Betts Corp. and The Allen Bradley Company. He has also served as Chairman of the Board of Trustees and Interim President of Lehigh University. Mr. Hittinger is a Fellow of the Institute of Electrical and Electronics Engineers, a Fellow of the Royal Society of Arts, and a member of the National Academy of Engineering. Mr. Hittinger was a member of President Reagan's National Security Telecommunications Advisory Committee from 1982 to 1986 and a member of the U.S. - Brazil Presidential Committee on Science and Technology in 1987.

     o RONALD B. ODRICH, DDS, age 68, has been a director of the Company since July 1999. Dr. Odrich has, since 1963, been engaged in the private practice of dentistry, with a specialization in periodontology. Since 1997, Dr. Odrich has been a director of Park Avenue Periodontal Associates, P.C., located in New York City. Dr. Odrich has had several teaching appointments and has, since 1992, served as a guest lecturer and associate professor in the Division of Periodontics, School of Dental and Oral Surgery, Columbia University. In addition to being a Diplomate of the American Academy of Periodontology, Dr. Odrich is a member of the Academy of Osseointegration, the American Academy of Implantology and the American Dental Association.

     o ELIAS SNITZER, PH.D., age 75, has been a director of the Company since July 1999. Dr. Snitzer has, since 1989, been affiliated with Rutgers University as a Professor of Ceramic Science and Engineering and currently as Professor Emeritus in the Department of Ceramics and Materials Science. Since 1995, Dr. Snitzer has been President of Photo Refractive Enterprises, Inc., a privately-held optical fiber waveguide equipment developer and marketer. Prior to that, Dr. Snitzer has held various senior industrial and research positions at Polaroid, United Technologies, American Optical Corporation and Honeywell. His honors and awards include the George Money Award of the American Ceramic Society, IEEE Quantum Electronics Award, the Charles Townes Award of OSA, the John Tyndall Award of OSA/IEEE and election to the National Academy of Engineering.


GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS

The business and affairs of the Company are managed by the Board of Directors. The Board of Directors held seven meetings in 1999. Each member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee of the Board of which he was a member during 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

To assist it in carrying out its duties, the Board of Directors has two standing committees, the Audit and Compensation Committee and the Scientific Advisory Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions, and all matters which would be considered by such committees are acted upon by the full Board of Directors. Neither the Audit and Compensation Committee nor the Scientific Advisory Committee held any formal meetings during 1999.

The Audit and Compensation Committee currently consists of Edward E. David, Jr. and William C. Hittinger, neither of whom is an employee of the Company. The Audit and Compensation Committee's primary functions are to advise and consult with the Board of Directors in the administration and oversight of the audits of the Company's books and records, in the review of the compensation of the Company's officers and directors, and in administering the Company's Stock Option Plan.

The Scientific Advisory Committee currently consists of Ronald B. Odrich and Elias Snitzer. The Scientific Advisory Committee's primary functions are to advise and consult with management and the Board of Directors on matters relating to the applications of the Company's waterjet technology.

COMPENSATION OF DIRECTORS

Directors who are officers or employees of the Company receive no additional compensation for service as members of the Board of Directors or any committee of the Board. With respect to future compensation, each outside director will be granted, in connection with his or her election and reelection as a director, options pursuant to the Company's Stock Option Plan, to purchase 10,000 shares of Common Stock with an exercise price equal to the fair market value per share of the Common Stock on the date of grant. The options will vest upon the earlier of one year from the date of grant or the day immediately preceding the subsequent annual meeting of stockholders, provided that such director has served as a director of the Company through such date. Outside directors are reimbursed for out-of-pocket expenses incurred in connection with attendance of meetings of the Board of Directors. In 1999, Drs. David, Odrich and Snitzer and Mr. Hittinger each received options to purchase 10,000 shares of Common Stock with an exercise price of $1.37 per share.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to, the Company's Chairman of the Board and Chief Executive Officer (the "Named Executive Officer"), with respect to the years ended December 31, 1999, 1998 and 1997. There were no other executive officers of the Company whose cash and cash equivalent compensation exceeded $100,000 during the last fiscal year.


                                                         Summary Compensation Table
                                          Annual Compensation                    Long-term Compensation
                                          -------------------                    ----------------------
                                                          Other Annual      Securities Underlying     All Other
Name and Principal Position   Year   Salary($)  Bonus ($) Compensation ($)      Options (#)          Compensation ($)
---------------------------   ----   --------  --------- ----------------  ---------------------     ----------------
Eugene I. Gordon ..........   1999   $141,667  $ 20,000    $ 1,524 (1)           150,000             $      -
Chairman of the Board and     1998    155,500      -         1,722 (1)            42,500                    -
   Chief Executive Officer    1997    169,900    25,000      2,394 (1)              -                       -

                                      (1) Consists of payment of annual life insurance premiums.


STOCK OPTION GRANTS

The following table sets forth information concerning the grant of stock options during 1999 to the Named Executive Officer.

              OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)
                         Percentage of Total
Number of Securities      Options Granted to     Exercise Price
 Underlying Options    Employees in Fiscal Year    Per Share     Expiration Date
--------------------   ------------------------  --------------  ---------------
      150,000                   89.8%                $.89         April 9, 2009

YEAR-END VALUE TABLE

The following table sets forth information regarding the number and year-end value of unexercised options held at December 31, 1999 by the Named Executive Officer. No stock options were exercised by the Named Executive Officer during fiscal 1999.

                            1999 OPTION VALUES
           Number of Securities             Value of Unexercised
          Underlying Unexercised             "In-the-Money" (1)
            Options at Fiscal                 Options at Fiscal
               Year-End (#)                     Year-End ($)
        Exercisable/Unexercisable         Exercisable/Unexercisable
        -------------------------         -------------------------
              42,500/150,000                       $ - /$ -


     (1) Options are considered "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options.

EMPLOYMENT AGREEMENTS

In 1996, the Company and Eugene I. Gordon, its Chairman of the Board and Chief Executive Officer, entered into an employment agreement which expired on March 15, 1999. The agreement, which was amended effective as of January 1, 1997, provided for a base compensation of $160,000 per year, bonuses aggregating a maximum of $75,000 for 1997 based upon the attainment of certain goals and other additional compensation as may be determined by the Board of Directors (without the participation of Dr. Gordon) in its sole discretion. The Board of Directors (without the participation of Dr. Gordon) could also increase such base compensation in its sole discretion. In conjunction with a voluntary reduction in his base compensation, beginning November 1998, to $85,000 per year, Dr. Gordon was issued a total of 42,500 options to purchase Common Stock of the Company. These options, the vesting of which was contingent on the number of months such base compensation was reduced, became fully vested on April 30, 1999.

A new agreement, effective as of March 16, 1999 and expiring March 15, 2002, provides for a base compensation of $170,000 per year, bonuses aggregating a maximum of $60,000 per year based upon the attainment of certain goals, and other additional compensation as may be determined by the Board of Directors (without the participation of Dr. Gordon) in its sole discretion. The Board of Directors (without the participation of Dr. Gordon) could also increase such base compensation in its sole discretion. Under the agreement, Dr. Gordon was also issued a total of 150,000 options to purchase Common Stock, pursuant to the Company's Stock Option Plan, with an exercise price equal to the fair market value per share of the Common Stock on the date of grant, such options vesting ratably over the three-year term of the agreement as long as Dr. Gordon remains an employee. The agreement also provides for payment of up to one year's total compensation if Dr. Gordon's employment with the Company is terminated for any reason other than for cause, death or disability.

The new agreement can be terminated for cause and contains proprietary information, invention and non-competition provisions which prohibit disclosure of any of the Company's proprietary information and preclude Dr. Gordon's competition with the Company for a period of two years after the termination of his employment with the Company.

The Company has procured life insurance in the amount of $1 million to compensate it for the loss, through death or disability, of Dr. Gordon.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 30, 2000 by (i) each person known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) the Named Executive Officer and
(iv) all executive officers and directors of the Company, as a group. All information with respect to beneficial ownership has been furnished to the Company by the respective stockholders of the Company.


                                                                        Amount and Nature Of
                                                                             Beneficial          Percentage of
      Name and Address of Beneficial Owner                                   Ownership (1)         Class (1)
      ------------------------------------                                ----------------         ---------
Richard Grossman (2)..........................................              1,989,000 (3)(4)         33.8%
Orin Hirschman (2)............................................              1,983,800 (4)(5)         33.7
Eugene I. Gordon (6)..........................................              1,739,287 (7)            43.0
Adam-Jack M. Dodick, MD General Partnership (2)...............                260,000 (8)             6.3
Edward E. David, Jr. (6)......................................                 20,000 (9)              *
William C. Hittinger (6)......................................                 10,000 (9)              *
Ronald B. Odrich (6)..........................................                 18,000 (10)             *
Elias Snitzer (6).............................................                 10,000 (9)              *
All executive officers and directors as a group (6 persons)...              1,823,662 (11)           44.3%

--------------------------------------
*        Represents beneficial ownership of less than 1% of the Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to convertible securities or options and warrants held by that person that are currently convertible or exercisable, or that are convertible or exercisable within 60 days of April 30, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the beneficial owner named in the table has sole voting and investment power with respect to the shares set forth opposite such beneficial owner's name.

(2) Each such person's business address is 101 East 52nd Street, New York, New York 10022.

(3) Consists of 832,000 shares issuable upon conversion of Series B Preferred Stock and 1,157,000 shares issuable upon exercise of Private Placement Warrants. Mr. Grossman, together with his wife, Ana Grossman, as joint tenants with right of survivorship, owns directly 104,000 of the shares shown, consisting of 52,000 shares issuable upon conversion of Series B Preferred Stock and 52,000 shares issuable upon exercise of Private Placement Warrants.

(4) Mr. Grossman and Mr. Hirschman may be deemed the beneficial owners of 1,885,000 of the shares shown by virtue of being co-owners of each of Adam Smith & Company, Inc. ("ASC"), Adam Smith Capital Management LLC ("ASCM"), and Diamond Capital Management, Inc. ("DCM"). DCM is the Investment Manager of Adam Smith Investments, Ltd., a British Virgin Islands corporation ("ASI"). ASCM is the sole general partner of Adam Smith Investment Partners, L.P. ("ASIP"). Mr. Grossman and Mr. Hirschman are the sole officers and directors of ASC and DCM and the only member-managers of ASCM. All of such 1,885,000 shares are owned, directly or indirectly, by ASC, DCM, ASI and ASCM.

(5) Includes 829,400 shares issuable upon conversion of Series B Preferred Stock and 1,154,400 shares issuable upon exercise of Private Placement Warrants. Mr. Hirschman owns directly 98,800 of the shares shown, including 49,400 shares issuable upon conversion of Series B Preferred Stock and 49,400 shares issuable upon exercise of Private Placement Warrants.

(6) Each such person's business address is 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837.

(7)      Includes 142,500 shares subject to exercisable options and warrants.

(8) Consists of 130,000 shares issuable upon conversion of Series B Preferred Stock and 130,000 shares issuable upon exercise of Private Placement Warrants.

(9)      Consists of shares subject to exercisable options.

(10)     Includes 10,000 shares subject to exercisable options.

(11)     Includes 216,875 shares subject to exercisable options and warrants.


OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters which will be brought before the Annual Meeting. In the event that any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file reports of ownership and reports of changes in ownership with the Commission. Such persons are also required by Commission regulations to furnish the Company with copies of all such reports that they file. The Company believes that, during 1999, all such persons complied with all reporting requirements under Section 16(a), on a timely basis.

INDEPENDENT AUDITORS

The firm of Rosenberg Rich Baker Berman and Company served as the Company's independent auditors for the fiscal year ended December 31, 1999 and has been selected by the Board of Directors to audit the books and accounts of the Company for the fiscal year ending December 31, 2000. Representatives of Rosenberg Rich Baker Berman and Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 2001 Annual Meeting of Stockholders must be received by February 16, 2001. If the Company is not notified of a stockholder proposal by May 4, 2001, then the proxies held by management of the Company may provide the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement. Stockholder proposals should be mailed to the Corporate Secretary, Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837.

COSTS OF SOLICITATION

The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card, and the cost of solicitation of proxies on behalf of the Company's Board of Directors will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or by regular employees of the Company without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses incurred in connection with forwarding such material.

ANNUAL REPORT

A copy of the Company's 1999 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one, without charge, by writing or calling Corporate Secretary, Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837, telephone (732) 738-3990.

                                              By Order of the Board of Directors


                                              Thomas M. Handschiegel
                                              SECRETARY

Edison, New Jersey
May 10, 2000

                                   MEDJET INC.

                                      PROXY

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2000

The undersigned hereby revokes all prior proxies and appoints Eugene I. Gordon, Ph.D. and Thomas M. Handschiegel, or either of them, as proxies, with full individual power of substitution, to represent the undersigned and to vote all shares of Common Stock and Series B Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Temple Beth-El Mekor Chayim, 338 Walnut Avenue, Cranford, New Jersey on Friday, June 23, 2000, at 9:30 A.M. and at any and all adjournments and postponements thereof, in the manner specified below. If this Proxy is returned without direction being given, the Proxy will be voted FOR each proposal. The Board of Directors recommends a vote FOR each proposal.

Election of Directors

NOMINEES:    Eugene I. Gordon, Ph.D.           [ ] FOR all nominees listed
             Edward E. David, Jr., Sc.D.
             William C. Hittinger              [ ] WITHHOLD AUTHORITY to vote
             Ronald B. Odrich, D.D.S., P.C.        for the following nominee(s):
             Elias Snitzer, Ph.D.                  _____________________________

                                               [ ] WITHHOLD AUTHORITY to vote
                                                   for all nominees



           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. Should any other matter requiring a vote of the stockholders arise, the persons named in this Proxy or their substitutes shall vote in accordance with their best judgement in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

                                                 Dated ___________________, 2000


                                                 _______________________________
                                                            Signature


                                                 _______________________________
                                                            Signature

                                                 Please sign the Proxy exactly
                                                 as name appears hereon.  If
                                                 shares are held by joint
                                                 tenants, both should sign.
                                                 Executors, administrators,
                                                 trustees or others signing
                                                 in a representative capacity
                                                 should  indicate the capacity
                                                 in which signed.

      IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON,
      PLEASE SO INDICATE BY MARKING THE BOX.     |_|

                           PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY
                           CARD PROMPTLY USING THE ENCLOSED ENVELOPE.